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                                                                 EXHIBIT 10.32.5


                            SEVENTH AMENDMENT TO THE
                           WESTERN DIGITAL CORPORATION
                         SAVINGS AND PROFIT SHARING PLAN

        WHEREAS, Western Digital Corporation (the "Company") previously adopted the Western Digital Corporation Savings and Profit Sharing Plan (the "Plan"); and

        WHEREAS, the terms of the Plan are set forth in an amended and restated Plan document, dated June 23, 1995, as thereafter amended by the First Amendment dated June 30, 1995; the Second Amendment dated March 27, 1996; the Third Amendment dated January 9, 1997; the Fourth Amendment dated March 20, 1997; the Fifth Amendment dated November 13, 1997; and the Sixth Amendment dated January 27, 2000; and

        WHEREAS, Section 17.1 of the Plan authorizes the Company to amend the Plan by action of its Board of Directors; and

        WHEREAS, the Company desires to amend the Plan in certain respects.

        NOW, THEREFORE, the Plan is amended as follows:

        1. Effective January 1, 2000, Section 2.14.2.5 shall be amended in its entirety to read as follows:

             2.14.2.5. any person who is recorded on the books and records of an Employer or Affiliated Company as an independent contractor, summer intern, consultant, or temporary employee; a worker provided by a third-party temporary staffing agency; or any person with respect to whom a written agreement governing the relationship between such person and an Employer or Affiliated Company provides in substance that such person shall not be an Eligible Employee hereunder; and

        2. Effective January 1, 2000, a new Section 2.14.2.6 shall be added which reads as follows:

              2.14.2.6 any person who is not treated by an Employer or an Affiliated Company as a common law employee without regard to the characterization or recharacterization of such individual's status by any court or governmental agency.

        3. Except as expressly provided herein above, the provisions of the Plan shall continue in full force and effect as set forth herein.

        IN WITNESS WHEREOF, the Company has caused this Seventh Amendment to the Plan to be executed by its duly authorized officer on this ____ day of March, 2000.


                                      WESTERN DIGITAL CORPORATION


                                      By: /s/ MICHAEL A. CORNELIUS
                                          --------------------------------------
                                          Name: Michael A. Cornelius
                                          Title: Vice President